UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 9, 2009

BayHill Capital Corporation
 (Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10757 S. Riverfront Pkwy, Suite 125
South Jordan, Utah 84095
(Address of Principal Executive Offices)

801-816-2529
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 10, 2009, the Company issued a press release announcing the execution of letters of intent (LOIs) to acquire oil and gas interests from five separate parties as part of its adoption of a strategic plan to enter into the business of oil and gas production, development, exploration, and the accumulation of oil and gas reserves with oil and gas companies.  A copy of the Company’s press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits . The following exhibit is being filed herewith:

99.1	Press Release dated June 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 10th day of June 2009.

BAYHILL CAPITAL CORPORATION
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release dated June 10, 2009.